FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (“Agreement”) is made as of August 25, 2010, by each of the entities listed on Schedule A attached hereto (each individually a “Borrower” and collectively the “Borrowers”), each of the undersigned Guarantors (each a “Guarantor” and collectively, the “Guarantors”), CapitalSource Finance LLC, as administrative, payment and collateral agent for the benefit of itself and the other Lenders (as hereinafter defined) (in such capacities, “Agent”), CapitalSource Bahamas LLC a Delaware limited liability company, as collateral agent for the benefit of itself, Agent and the other Lenders (as hereinafter defined) (in such capacity, “Bahamas Collateral Agent”) and the Lenders (as hereinafter defined).

BACKGROUND:

A.           Lenders (as defined below) have loaned money and made credit available to Borrowers in accordance with the terms and conditions set forth in that certain Consolidated Amended and Restated Loan and Security Agreement, dated as of September 15, 2009, among Borrowers, Agent, Bahamas Collateral Agent and the lenders party thereto (individually and collectively, “Lenders”) (as modified by this Agreement and as it may be modified or amended to date or hereafter, the “Loan Agreement”).

B.           On or prior to the date hereof, certain Events of Default have occurred and are continuing as a result of (i) Borrowers’ failure to comply with Section 2.2(f)(i) of the Loan Agreement based upon Borrowers’ failure to make interest payments due on or before each of June 5, 2010, July 5, 2010 and August 5, 2010, each of which resulted in an Event of Default under Section 8.1(a) of the Loan Agreement, (ii) Borrowers’ failure to comply with Section 7.20(A) of the Loan Agreement as of the date hereof based upon Borrowers’ failure to maintain the minimum Cash Balance required under such Section which resulted in an Event of Default under Section 8.1(c) of the Loan Agreement, (iii) Borrowers’ failure to comply with Sections 3.7, 3.8 and/or 7.1(b) of the Loan Agreement based upon Borrowers’ failure to pay certain HOA fees which have resulted and may in the future result in the creation of Liens upon Borrowers’ assets which have resulted and may in the future result in Events of Default under Section 8.1(c) of the Loan Agreement, and (iv) Borrowers’ failure to comply with Section 8.1(h) of the Loan Agreement based upon Borrowers’ default in the payment of Indebtedness for borrowed money in excess of $500,000 with respect to that certain property identified as “Abaco #8” (each individually an “Existing Event of Default” and collectively, the “Existing Events of Default”).  Further, Borrowers anticipate that they will be unable to make the interest payment due under Section 2.2(f)(i) of the Loan Agreement on or before September 5, 2010, which failure will constitute an additional Event of Default under Section 8.1(a) of the Loan Agreement (the “Anticipated Event of Default” and, together with the Existing Events of Default, collectively, the “Specified Events of Default”).

C.            Borrowers and Guarantors acknowledge and agree that as a result of the occurrence of the Existing Events of Default: (i) Agent and the Lenders are entitled to declare all of the Obligations immediately due and payable, to seek immediate payment in full of the Obligations and to exercise their respective rights and remedies under the Loan Agreement and the Loan Documents; (ii) that neither Borrowers nor any Guarantors have any defenses to such actions by Agent and/or the Lenders; and (iii) Lenders have no obligation to make further Revolving Advances, Protective Advances or to otherwise extend credit to Borrowers under the Loan Documents or otherwise.

Ultimate Forbearance Agreement

D.           Borrowers and Guarantors have requested that Agent and the Lenders forbear from declaring the Obligations immediately due and payable and from taking present action to collect payment in full of the Obligations, and Agent and the Lenders have agreed to do so under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Agent, Bahamas Collateral Agent, Lenders, Borrowers and each Guarantor agree as follows:

1.           Incorporation of Recitals; Definitions. Each of the foregoing recitals is hereby acknowledged and affirmed as being accurate and complete and is hereby incorporated as part of this Agreement.  Capitalized terms defined in the Background section of this Agreement are incorporated herein by this reference and are used herein as so defined.  Capitalized terms used and not defined in this Agreement (including in the Background section above) shall have the meanings assigned to such terms in the Loan Agreement.

2.           Temporary Forbearance. Subject to the satisfaction of the terms and conditions set forth herein, until the date (the “Forbearance Termination Date”) that is the earliest to occur of (i) 5:00 p.m. (New York, New York time) on September 10, 2010, or (ii) the date of the occurrence of any one or more of the Events of Termination (defined below) set forth in this Agreement, Agent and the Lenders will not exercise or enforce their rights or remedies against Borrowers which Agent and Lenders would be entitled to exercise or enforce under the terms of the Loan Documents by reason of the occurrence of the Specified Events of Default; provided, however, that such forbearance shall not act as a waiver of Agent’s or Lenders’ right to (i) enforce any other claims, rights or remedies at any time and from time to time arising from any Event of Default that is not a Specified Event of Default or (ii) enforce any other claims, rights or remedies at any time and from time to time on or after the Forbearance Termination Date, including, without limitation, Agent’s and Lenders’ right to charge interest at the Default Rate from the time of the occurrence of the first Existing Event of Default, June 5, 2010.  Furthermore, nothing contained herein shall be construed as requiring Agent or the Lenders to extend the Forbearance Termination Date.  On the Forbearance Termination Date, at Agent’s election, the Obligations shall be deemed automatically accelerated and immediately due and payable in full by Borrowers to Agent and the Lenders and the Loan Agreement shall be deemed terminated.

3.           Advances Prior to Forbearance Termination Date.

a.           Borrowers and Guarantors acknowledge and agree that Agent has previously made Protective Advances to Borrowers prior to the date hereof, and during the period commencing on the Effective Date (as defined below) and ending on the Forbearance Termination Date, Agent agrees to make Protective Advances to be used by Borrowers in accordance with the Approved Budget (as defined below).

Ultimate Forbearance Agreement

b.           It is expressly acknowledged and agreed by Borrowers and Guarantors that any Protective Advances made by Agent shall not in any manner be deemed to prejudice Agent or the Lenders or act as a waiver of its otherwise applicable rights and remedies, including without limitation, to refuse and or cease to make any Protective Advances at any time after the Forbearance Termination Date, or to collect and enforce the full amount of the Obligations from and after the Forbearance Termination Date.  Borrowers and Guarantors irrevocably waive the right to direct the application of any and all payments and collections at any time or times received by Agent from or on behalf of Borrowers and Borrowers and Guarantors irrevocably agree Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times by Agent or its agent against the Obligations in such order as Agent may deem advisable, in its sole discretion, notwithstanding any entry by Agent upon any of its books and records.

4.           Ratification of Existing Agreements.  Borrowers and Guarantors hereby reaffirm all of the terms, conditions, representations and warranties of the Loan Agreement and each of the Loan Documents (except as expressly set forth herein with respect to the Existing Events of Default which have occurred and are continuing) and acknowledge that all of the Obligations are, by Borrowers’ and each Guarantor’s execution of this Agreement, ratified and confirmed in all respects by Borrowers and each Guarantor and that the outstanding principal amount of Borrower’s Obligations are unconditionally owed to Lenders without offset, defense or counter-claim of any kind, nature or description whatsoever.  Borrowers hereby acknowledge and agree that the Liens of the Loan Agreement and the other Loan Documents in favor of Agent and/or the Bahamas Collateral Agent for the benefit of the Lenders are valid, subsisting, perfected and enforceable Liens and are superior to all Liens other than those exceptions contemplated by the Loan Documents or otherwise approved by Agent in writing.  Each Guarantor reaffirms, restates, and incorporates by reference all of its representations, warranties, covenants, and agreements made under each of the Guaranties to which such Guarantor is a party and each other Loan Document to which such Guarantor is a party, except with respect to specific representations, warranties, covenants and agreements which related to an earlier date, if any.  Borrowers and each Guarantor further agree that this Agreement is the legal, valid, and binding obligation of Borrowers and each Guarantor, as applicable, enforceable against such Borrower and Guarantor.  Guarantors acknowledge and agree that the obligations guaranteed by such Guarantor include all Obligations of the Borrowers under the Loan Documents, and the obligations of the Borrowers hereunder, subject to the limitations set forth in the Guaranties.

5.           Conditions Precedent.  Borrowers shall be bound by this Agreement upon execution and delivery hereof to Agent.  The forbearance obligations of Agent and the Lenders set forth in this Agreement shall become effective upon the date when each of the following conditions are satisfied, in each case, in form and substance satisfactory to Agent in its sole and absolute discretion (the “Effective Date”):

a.           Borrowers and each Guarantor shall have delivered to Agent this Agreement duly executed by each Borrower and each Guarantor;

b.           Borrowers shall have delivered a duly executed engagement letter with respect to the employment of a Chief Restructuring Officer (as hereinafter defined) in accordance with Section 6(a) below, in form and substance satisfactory to Agent in its sole discretion (it being acknowledged by the Agent that Sheon Karol, of CRG Partners Group, LLC is an acceptable Chief Restructuring Officer and the executed engagement letter previously delivered by Borrowers to Agent employing such Chief Restructuring Officer is in form and substance satisfactory to Agent);

Ultimate Forbearance Agreement

c.           Agent shall have received a copy of the resolutions of the Borrowers authorizing Borrowers to execute and deliver this Agreement, in form and substance satisfactory to Agent;

d.           No Default or Event of Default, other than the Existing Events of Default, shall have occurred and be continuing; and

e.           Borrower shall have delivered to Agent such additional documents, instruments and information as Agent may request.

6.           Other Agreements of Borrower

a.           Appointment of Chief Restructuring Officer.  Borrowers shall keep employed at all times while any of the Obligations remain outstanding (unless otherwise agreed by the Agent), an officer or principal of a nationally recognized restructuring firm acceptable to Agent in its sole and absolute discretion to occupy the office of Chief Restructuring Officer of Holdings (the “Chief Restructuring Officer”).  The Borrowers shall cause the Chief Restructuring Officer to perform, without limitation, the following  duties: (i) the creation and implementation of an operating strategy designed to optimize cash flow from operations during the period commencing on the Effective Date and ending on the Forbearance Termination Date, (ii) formulating and directing the process for any potential sale and/or merger of Holdings and/or the Clubs or other course of action designed to maximize the value of the Borrowers, (iii) proposing, implementing and leading Borrowers’ restructuring initiatives, (iv) formulating and directing Borrowers’ asset disposition process, including, without limitation, the disposition of the Marketed Real Estate Assets (as defined below) and (v) evaluating and recommending the retention of any professionals, including, without limitation, an investment banker and/or real estate broker, to assist in accomplishing any of the foregoing, provided that the retention of any such professionals shall require the prior written consent of Agent in its sole discretion.  Borrowers and Guarantors hereby agree they will cooperate and comply in all respects with the Chief Restructuring Officer in the performance of its duties as set forth herein.   In carrying out its duties hereunder, the Chief Restructuring Officer shall report to the Board of Directors of Holdings.  Agent shall have full and direct access to the Chief Restructuring Officer, and the Chief Restructuring Officer shall be authorized by the Board of Directors of Holdings and by the Borrowers and Guarantors to communicate directly with Agent and its advisors, subject to applicable attorney-client privilege.  Agent acknowledges and agrees that Sheon Karol of CRG Partners Group, LLC is an acceptable Chief Restructuring Officer for the Borrowers. Holdings may not terminate the Chief Restructuring Officer without having engaged a replacement Chief Restructuring Officer acceptable to Agent in its sole discretion, nor modify the terms of engagement of the Chief Restructuring Officer without Agent’s prior written consent, which consent shall be granted or withheld in Agent’s sole and absolute discretion.  Borrowers and Guarantors hereby acknowledge and agree that the termination of, or the modification of the terms of engagement of, the Chief Restructuring Officer without Agent’s prior written consent as required in this Section 6(a) shall constitute an immediate Event of Default (hereinafter, a “CRO Engagement Default”). Notwithstanding anything to the contrary in each Amended and Restated Indemnity Guaranty executed by each Individual Guarantor on or about September 15, 2009 (each, an “Individual Guaranty”), Individual Guarantors acknowledge and agree that the occurrence of a CRO Engagement Default shall result in an action under Section 1.2(b) of each Individual Guaranty, pursuant to which the entire amount of the Loan and all Obligations under the Loan Agreement shall be due and owing by each such Individual Guarantor; provided, however, Individual Guarantors shall not be liable under each Individual Guaranty for a CRO Engagement Default to the extent such CRO Engagement Default occurs solely as a result of actions taken by the restructuring committee of the board of directors of Ultimate Escapes Holdings, LLC so long as (i) no Individual Guarantor is a member of the restructuring committee or has the ability to direct the actions of the restructuring committee in any way and (ii) such restructuring committee is comprised solely of independent directors.  Borrowers and Individual Guarantors hereby represent and warrant that, as of the date hereof, the restructuring committee of the board of directors of Ultimate Escapes Holdings, LLC is made up solely of independent directors and neither Individual Guarantor is a member of such committee.

Ultimate Forbearance Agreement

b.           Asset Disposition Plan.  Following the Chief Restructuring Officer’s diligence and discussions with senior management of Holdings, Borrowers shall cause the Chief Restructuring Officer to prepare and deliver to Agent for approval (such approval to be granted or withheld in Agent’s sole and absolute discretion) no later than August 31, 2010, a marketing plan identifying certain Properties of the Borrowers to be marketed and sold (collectively, the “Marketed Real Estate Assets”), which such marketing plan shall include, without limitation, the designation of an “expected sales price” and a “minimum sales price” with respect to each such Marketed Real Estate Asset.  Borrowers shall cause the Marketed Real Estate Assets to be listed for sale in a commercially reasonable manner promptly following Agent’s approval of the marketing plan (such approved marketing plan, the “Approved Marketing Plan”) and Borrowers shall cause the Marketed Real Estate Assets to be actively marketed in accordance with the Approved Marketing Plan. Contemporaneously with the receipt of an offer for the purchase of any Marketed Real Estate Asset, the Chief Restructuring Officer shall deliver the terms of such offer to Agent.  Should the Chief Restructuring Officer determine it is in the best interest of Holdings to cause the sale of such Marketed Real Estate Asset, such offer shall be submitted to Agent for approval in Agent’s sole and absolute discretion, provided, however, Agent’s consent shall not be required for the sale of any Marketed Real Estate asset for an amount above the designated “minimum sales price” set forth in the Approved Marketing Plan.  Notwithstanding any term or provision in the Loan Agreement to the contrary, with respect to (i) all Properties prior to Agent’s approval of the Approved Marketing Plan and (ii) any Properties that are not Marketed Real Estate Assets after Agent’s approval of the Approved Marketing Plan, any offer received by Borrowers for the sale of any such Properties shall be submitted to Agent for approval in Agent’s sole and absolute discretion and no Borrower shall sell any such Properties without the prior approval of Agent in its sole and absolute discretion.  Notwithstanding any term or provision in the Loan Agreement to the contrary, during the period commencing on the Effective Date and ending on the Forbearance Termination Date, Agent shall receive one hundred percent (100%) of the net proceeds from the disposition of any Property and Borrowers shall not be obligated to pay any additional amounts owed by Borrowers pursuant to the Loan Agreement in connection with, or as a result of, the disposition of such Property.

Ultimate Forbearance Agreement

c.           Budget.  On or before August 25, 2010, Borrowers shall deliver to Agent a seven (7) week cash flow statement and budget which describes and provides Borrowers’ projected cash flow for the upcoming seven (7) weeks through the week ending October 3, 2010 and includes receipts and disbursements separated by line items (the “Proposed Budget”) to be approved by Agent in its sole discretion (following such approval, the “Approved Budget”).  The Approved Budget may not be amended without the prior written consent of Agent, which consent may be granted or withheld in Agent’s sole and absolute discretion.  Beginning on August 30, 2010 and each Monday thereafter prior to the Forbearance Termination Date, Borrower shall deliver a reconciliation of the Approved Budget to actual receipts and disbursements for such previous week and for the period to date.  Borrowers and/or Guarantors, shall not, without the prior written consent of Agent, incur costs or expenses that would cause the total expenditures provided for in the Approved Budget to be exceeded by more than 5% on a cumulative basis for any period covered by the Approved Budget (the “Budget Threshold”).  For clarification purposes, if the Borrowers do not utilize the entire amount set forth in the Approved Budget for any given week, the Borrowers may carry forward such amount to the immediately succeeding week for purposes of calculating the Budget Threshold in any given period.

d.           Fees and Expenses.  Borrowers and Guarantors acknowledge and agree that any and all fees, costs and expenses due and owing to Agent as of the date hereof, including, without limitation, all legal fees, title insurance fees, transfer and recording fees and any other costs and expenses incurred by Agent in connection with the preparation and execution of this Agreement are unconditionally owed by Borrowers to Agent and the Lenders and constitutes an Obligation under the Loan Agreement.

7.           Representations and Warranties.  Borrower and each Guarantor hereby represents and warrants that:

a.           it has the power and authority to enter into this Agreement and that, to the extent it is not an individual, it is duly formed, validly existing and in legal good standing in its jurisdiction of organization and;

b.           it has duly executed and delivered this Agreement and this Agreement constitutes the valid, binding and legal obligation of it;

c.           this Agreement is not being entered into with the intent to hinder or defraud any person;

Ultimate Forbearance Agreement

d.           the recitals set forth in the Background of this Agreement and all information and documents provided to Agent and the Lenders in connection herewith are true, accurate and complete in all respects;

e.           the Existing Events of Default are the only Events of Default which have occurred and are continuing;

f.           as of the Effective Date, the outstanding principal amount of the Loan is $90,480,565.83; and

g.           as of the Effective Date, no event has occurred that could result in any liability or obligation of any Individual Guarantor under each such Individual Guarantor’s Indemnity Guaranty.

8.           Events of Termination. The occurrence of any one or more of the following events shall constitute an event of termination (each an “Event of Termination”) hereunder, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE and that there is no cure period for any Event of Termination: (a) an Event of Default under the Loan Documents (other than the Specified Events of Default set forth in the Background herein), (b) the failure of Borrowers or any Guarantor to comply with the terms of this Agreement, (c) the termination,  replacement, or a material modification of the terms of engagement of the Chief Restructuring Officer without the prior written consent of Agent, (d) any representation or warranty made by Borrowers or any Guarantor in this Agreement or any other Loan Document to which it is a party is determined by Agent to have been false or misleading in any respect when made, (e) the initiation of any federal or state bankruptcy, insolvency or similar proceeding by or against Borrowers or any Guarantor; (f) the commencement of litigation or legal proceedings by Borrowers or any Guarantor or any of their Affiliates against Agent, Lenders or any of their Affiliates; (g) the claim, initiation or commencement of any claim or proceeding in favor of, through or by any Borrower or any Guarantor which alleges that the release of Agent and the Lenders set forth herein is invalid or unenforceable; or (h) the filing or commencement of any criminal indictment, charge or proceeding pursuant to Federal or state law against any Borrower or any Guarantor.  Upon the occurrence of any Event of Termination, Agent may, at its option and without any notice to Borrowers or Guarantor or any other Person, exercise any and all rights and remedies pursuant to the Loan Documents in such manner as Agent in its sole and exclusive discretion determines.

9.           Release of Agent and the Lenders.  FOR AND IN CONSIDERATION OF AGENTS AND THE LENDERS’ AGREEMENTS CONTAINED HEREIN, EACH BORROWER AND EACH GUARANTOR, TOGETHER WITH EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT, LENDERS AND EACH OF  THEIR PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LAWSUIT, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

Ultimate Forbearance Agreement

10.           No Waiver.  Nothing in this Agreement shall extend to or affect in any way any of the Obligations or any of the rights of Agent and the Lenders and remedies of Agent and the Lenders arising under the Loan Agreement or any of the Loan Documents, and Agent and the Lenders shall not be deemed to have waived any or all of such rights or remedies with respect to any default or event or condition which, with notice or the lapse of time, or both, would become a default under the Loan Agreement or the Loan Documents and which upon Borrowers’ and each Guarantor’s execution and delivery of this Agreement might otherwise exist or which might hereafter occur.  The failure of Agent or the Lenders at any time or times hereafter to require strict performance by Borrowers or any Guarantor of any of the provisions, warranties, terms and conditions contained herein in this Agreement or in the Loan Documents shall not waive, affect or diminish any right of Agent or the Lenders at any time or times thereafter to demand strict performance thereof; and, no rights of Agent and the Lenders hereunder shall be deemed to have been waived by any act or knowledge of Agent and the Lenders, or their agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of Agent and directed to such Person specifying such waiver.  No waiver by Agent and the Lenders of any of their rights shall operate as a waiver of any other of their rights or any of their rights on a future occasion at any time and from time to time.  All terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect except to the extent specifically modified by this Agreement.

Ultimate Forbearance Agreement

11.           Further Assurances.  Borrowers and each Guarantor shall at any time or from time to time execute and deliver such further instruments, and take such further action as Agent may reasonably request, in each case, to further effect the purposes of this Agreement and the Loan Documents, including, without limitation, to create, perfect, protect or maintain Agent’s Liens and security interests in and to the Collateral.  In addition, Borrowers and each Guarantor will promptly furnish to Agent such additional financial or other information as it may reasonably request from time to time to verify compliance with this Agreement, or to ascertain whether any Event of Termination has occurred.

12.           Acknowledgment/Waiver of Legal Counsel; Drafting of Agreement.  Each Borrower and each Guarantor represents and warrants that: (a) it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind, entered into this Agreement and the documents executed in connection with this Agreement; or (b) it has knowingly and intentionally waived its right to have legal counsel of its choice review and represent it with respect to the negotiation and preparation of this Agreement.  Each Borrower and each Guarantor further represents and warrants and acknowledges and agrees that it has participated in the drafting of this Agreement.

13.           Entire Agreement; No Third-Party Beneficiaries; Binding Effect.  This Agreement constitutes the entire and final agreement among the parties and there are no agreements, understandings, warranties or representations among the parties except as set forth herein.  This Agreement will inure to the benefit and bind the respective heirs, administrators, executors, representatives, successors and permitted assigns of the parties hereto.  Nothing in this Agreement or in the Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the Loan Documents.

14.           Governing Law.  This Agreement is executed and delivered in the State of Maryland (the “State”) and it is the desire and intention of the parties that it be in all respects interpreted according to the laws of the State, without reference to its conflicts of law principles.  Borrowers and each Guarantor specifically and irrevocably consent to the jurisdiction and venue of the federal and state courts of the State with respect to all matters concerning this Agreement or the Loan Documents or the enforcement of any of the foregoing.  Borrowers and each Guarantor agree that the execution and performance of this Agreement shall have a State situs and accordingly, consents to personal jurisdiction in the State.

Ultimate Forbearance Agreement

15.           Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document.  This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Agreement.

16.           WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE UNDERLYING TRANSACTIONS.  BORROWER AND EACH GUARANTOR CERTIFIES THAT NEITHER AGENT, LENDER NOR ANY OF THEIR REPRESENTATIVES, AGENTS OR COUNSEL HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT AND LENDERS WOULD NOT IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

17.           Agreement Controls. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms of this Agreement shall control.

[Signature pages follow]

Ultimate Forbearance Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

AGENT AND LENDERS:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company, as Agent

By:	/s/ Heather E. Murphy
Name:	Heather E. Murphy
Title:	Senior Counsel

CAPITALSOURCE BAHAMAS LLC,
a Delaware limited liability company, as Collateral Agent

By:	/s/
Name:
Title:

CAPITALSOURCE BANK,
a California industrial bank, as a Lender

By:	/s/ Walter Schuppe
Name:	Walter Schuppe
Title:	Banking Officer

Ultimate Forbearance Agreement

BORROWER:

ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:	Senior Vice President/Chief Financial Officer

P&J PARTNERS, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:	Senior Vice President/Chief Financial Officer

SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company

Ultimate Forbearance Agreement

ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC, a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC, a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company

Ultimate Forbearance Agreement

CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company
ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company

By:	UE MEMBER, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

THE CENTURY CORPORATION LIMITED,
a Nevis corporation,

By:	PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

Ultimate Forbearance Agreement

PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
 a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC,
a Colorado limited liability company

Ultimate Forbearance Agreement

PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company

By:	UE MEMBER, LLC,
a Delaware limited liability company and manager of the above named entities

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

Ultimate Forbearance Agreement

GUARANTORS:

ULTIMATE RESORT, LLC,
a Florida limited liability company

By:	JAMES TOUSIGNANT,
its Sole Class A Member

By:	/s/ James Tousignant
Name:	James Tousignant
Title:

ULTIMATE RESORT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

PRIVATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Richard Keith
Name:	Richard Keith
Title:	Chief Executive Officer

UE HOLDCO, LLC, a Delaware limited liability company UE MEMBER, LLC, a Delaware limited liability company ULTIMATE ESCAPES CLUBS, LLC, a Delaware limited liability company

By:	ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

Ultimate Forbearance Agreement

ULTIMATE ESCAPES ELITE CLUB, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES SIGNATURE CLUB, LLC, a Delaware limited liability company
ULTIMATE ESCAPES PREMEIRE CLUB, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES CLUBS, LLC

By:	ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:

INDIVIDUAL GUARANTORS:

/s/ James Tousignant
James Tousignant

/s/ Richard Keith
Richard Keith

Ultimate Forbearance Agreement

Schedule A

PRIVATE ESCAPES PREMIERE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PINNACLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
 a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC,
a Colorado limited liability company

Ultimate Forbearance Agreement

PRIVATE ESCAPES PLATINUM LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company
SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company

Ultimate Forbearance Agreement

ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
 a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC,
a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENT IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company
ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

Ultimate Forbearance Agreement

THE CENTURY CORPORATION LIMITED,
a Nevis corporation
ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company
P&J PARTNERS, LLC,
a Delaware limited liability company

Ultimate Forbearance Agreement